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                                                                   EXHIBIT 10.43



                AMENDMENT NO. 2 TO SECURITIES PURCHASE AGREEMENT

                  This agreement dated as of July 17, 2002 shall serve to amend the Securities Purchase Agreement (the "Agreement"), dated as of January 31, 2002, as amended by Amendment No. 1 dated May 31, 2002, by and among MarketCentral.net Corp., a Texas corporation with its headquarters located at 6401 South Boston Street - Villa Q205, Englewood, Colorado 80111, and each of the Buyers set forth in the Agreement.

                  1. The undersigned parties hereby agree to amend Section 4(l) of the Agreement to provide that the Buyers will, on the date hereof, fund the remaining $200,000 to be funded pursuant to the Agreement.

                  2. All other provisions of the Agreement shall remain in full force and effect.

ACCEPTED AND AGREED:

MARKETCENTRAL.NET CORP.


By:  /S/ Paul Taylor
     -----------------------------------
         Paul Taylor
         Chairman, President and Chief Executive Officer

AJW PARTNERS, LLC
By: SMS Group, LLC


By:  /S/ Corey S. Ribotsky
     -----------------------------------
         Corey S. Ribotsky
         Manager

NEW MILLENNIUM CAPITAL PARTNERS II, LLC
By: First Street Manager II, LLC


By:  /S/ Corey S. Ribotsky
     -----------------------------------
         Manager

AJW/NEW MILLENNIUM
OFFSHORE, LTD.
By:  First Street Manager II, LLC


By:  /S/ Corey S. Ribotsky
     -----------------------------------
         Corey S. Ribotsky
         Manager

PEGASUS CAPITAL PARTNERS, LLC
By:  Pegasus Manager, LLC


By:  /S/ Corey S. Ribotsky
     -----------------------------------
         Corey S. Ribotsky
         Manager